================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 9, 1998
                                                         ---------------

                       PAN PACIFIC RETAIL PROPERTIES, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Maryland                      001-13243              33-0752457
-------------------------------        -----------          ------------------
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)         Identification No.)



        1631-B South Melrose Drive
             Vista, California                                92083
   ----------------------------------------                 ----------
   (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (760) 727-1002
                                                           --------------


                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

Item 2. Acquisition or Disposition of Assets.

        On October 9, 1998, Pan Pacific Retail Properties, Inc. (the "Registrant") as "Managing Member" of Pan Pacific (Portland), LLC, a newly formed limited liability company ("PPP"), and Portland Fixture Limited Partnership, PFMGP, Inc., Byron P. Henry and Steven J. Oliva, collectively the "Non-Managing Members", executed an Amended and Restated Limited Liability Company Agreement of Pan Pacific (Portland), LLC. Upon consummation of certain transactions contemplated by the Amended and Restated Limited Liability Company Agreement of PPP and related agreements, the Registrant will own approximately 53%, subject to adjustment, of the limited liability company with the balance owned by the Non-Managing Members. Pursuant to such agreements, on October 9, 1998, the Registrant and PPP acquired three shopping centers located in Oregon. The properties were acquired pursuant to a Purchase and Sale and Ground Lease Assignment and Assumption Agreement and Escrow Instructions, dated September 24, 1998, a First Amendment To Purchase and Sale and Ground Lease Assignment and Assumption Agreement and Escrow Instructions, dated October 2, 1998, and a Purchase and Sale Agreement and Escrow Instructions, dated October 7, 1998, from the aforementioned unrelated third parties.

        Oregon Trail Shopping Center, a 210,784 square foot neighborhood center located in Gresham, Oregon was acquired by PPP from Portland Fixture Limited Partnership for $14,372,000. The property, acquired for cash, was purchased by PPP with funds contributed to PPP by the Registrant, the source of which was borrowings under the Registrant's existing unsecured credit facility. The property will continue to be operated as a shopping center.

        Hood River Shopping Center, a 104,162 square foot neighborhood center located in Hood River, Oregon was acquired by PPP from Portland Fixture Limited Partnership for $4,676,000. The property, acquired for cash, was purchased by PPP with funds contributed to PPP by the Registrant, the source of which was borrowings under the Registrant's existing unsecured credit facility. The property will continue to be operated as a shopping center.

        Hermiston Shopping Center, a 150,396 square foot neighborhood center located in Hermiston, Oregon was acquired by the Registrant from Portland Fixture Limited Partnership for $7,722,000. The property, acquired for cash, was paid for with available cash and borrowings under the Registrant's existing unsecured credit facility. The property will continue to be operated as a shopping center.

Item 7. Financial Statements and Exhibits.

        (a)    Financial Statements.

               It is impracticable to provide the required financial statements of Oregon Trail Shopping Center, Hood River Shopping Center and Hermiston Shopping Center at this time. The required financial statements of Oregon Trail Shopping Center, Hood River Shopping Center and Hermiston Shopping Center will be filed by amendment as soon as practicable, but not later than December 23, 1998.

        (b)    Pro Forma Financial Information.

               It is impracticable to provide the required pro forma financial information of Oregon Trail Shopping Center, Hood River Shopping Center and Hermiston Shopping Center at this time. The required pro forma financial information of Oregon Trail Shopping Center, Hood River Shopping Center and Hermiston Shopping Center will be filed by amendment as soon as practicable, but not later than December 23, 1998.

        (c)    Exhibits.

               The Exhibits to this report are listed on the Exhibit Index set forth elsewhere herein.

                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on October 14, 1998.


                                         PAN PACIFIC RETAIL PROPERTIES, INC.


                                         By: /s/ Stuart A. Tanz
                                             -----------------------------------
                                             Stuart A. Tanz
                                             President and Chief Executive
                                             Officer

                                         By: /s/ David L. Adlard
                                             -----------------------------------
                                             David L. Adlard
                                             Executive Vice President and
                                             Chief Financial Officer

                                         By: /s/ Laurie A. Sneve
                                             -----------------------------------
                                             Laurie A. Sneve, CPA
                                             Vice President and Controller

                       PAN PACIFIC RETAIL PROPERTIES, INC.

                                  EXHIBIT INDEX



Number and Description of Exhibit
---------------------------------

99.1 Amended and Restated Limited Liability Company Agreement of Pan Pacific (Portland), LLC dated October 9, 1998.

99.2 Purchase and Sale and Ground Lease Assignment and Assumption Agreement and Escrow Instructions dated September 24, 1998.

99.3 First Amendment To Purchase and Sale and Ground Lease Assignment and Assumption Agreement and Escrow Instructions dated October 2, 1998.

99.4    Purchase and Sale Agreement and Escrow Instructions dated October 7,
        1998.